                                                                  CONFORMED COPY

                                   AMENDMENT

         THIS AMENDMENT is dated as of October 31, 1993 (hereinafter referred to as this "Amendment") entered into by and among ESTERLINE TECHNOLOGIES CORPORATION, a Delaware corporation (hereinafter referred to as "Esterline"); the Subsidiaries (this and other capitalized terms used hereinafter having the meaning assigned thereto in the Credit Agreement referred to below) listed on the signature pages hereof, the financial institutions listed on the signature pages hereto (such financial institutuions being hereinafter collectively called the "Banks" and individually called a "Bank"), and CONTINENTAL BANK N.A. ("Continental") as agent for the Banks (in such capacity, together with any successor in such capacity, the "Agent").

                                  BACKGROUND:

         A. Esterline and certain of its Subsidiaries (herein called the "Original Companies"), the Banks and the Agent have entered into that certain Amended and Restated Credit Agreement, executed as of January 25, 1991 and dated and effective as of September 18, 1989 and heretofore amended (as so amended, the "Original Credit Agreement"). The Original Credit Agreement was an amendment and restatement of that certain Credit Agreement dated as of September 18, 1989 (the "1989 Credit Agreement") among the Original Companies, the Banks and the Agent.

         B. The Companies desire to further amend the Original Credit Agreement so as to, among other things, revise certain covenants and the commitments of the Banks.

         C. The Banks and the Agent are willing to agree to such amendments on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the covenants and conditions contained herein and for other good and valuable consideration (the receipt of which is hereby acknowledged), the parties hereto, intending legally to be bound, agree as follows:

         SECTION 1.  New Definition.

         The following new defined term is hereby added to Appendix X to the Original Credit Agreement, to be placed in the proper alphabetical order:

                 "Restructuring Charge" shall mean the restructuring provision (in the amount of $40,626,000) shown in the consolidated statement of operations for Esterline and its





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         Subsidiaries dated as of October 31, 1993, a copy of which has been delivered to each Banks.

                 SECTION 2.  Amendments to Definitions.

         The following defined terms in Appendix X to the Original Credit Agreement are hereby amended and restated in their entireties to read as follows:

                 "Consolidated Income Available for Fixed Charges" shall mean for any period, the sum of (i) Consolidated Net Income for such period, plus (to the extent deducted in determining Consolidated Net Income), (ii) all provisions for any federal, state, or other income taxes made by Esterline and its Subsidiaries during such period, (iii) Fixed Charges for such period, (iv) amortization during such period of goodwill and intangibles resulting solely from Esterline's acquisition on September 27, 1989 of six Criton Technologies operating companies from The Dyson-Kissner-Moran Corporation, and (v) the Restructuring Charge.

                 "Funded Debt" shall mean (x) the consolidated Ratio Indebtedness of Esterline and its Subsidiaries, determined in accordance with generally accepted accounting principles, owed or guaranteed which by its terms matures more than one year from the date of creation (including any portion thereof payable within a year) or which may be renewed or extended at the option of the obligor for more than one year from such date whether or not theretofore renewed or extended, excluding Ratio Indebtedness which may be payable on demand (or within one year of creation) but which is incurred or issued under a revolving credit or similar agreement providing for borrowings (or renewables or extendibles) over a period of more than one year, unless such Ratio Indebtedness is required to be reflected on the balance sheet of the obligor as Funded Debt by generally accepted accounting principles, and (y) the consolidated Ratio Indebtedness of Esterline and its Subsidiaries, determined in accordance with generally accepted accounting principles, owed or guaranteed which by its terms matures less than one year from the date of creation unless (during the Adjusted Twelve-Month Period with respect to which Funded Debt is being calculated) there shall have been a period of 60 consecutive days during which no such Ratio Indebtedness was outstanding.

                 "Interest Coverage Ratio" shall mean, as of any End Date, the ratio of (x) the excess of (i) Consolidated Net Income determined without deducting interest, depreciation, amortization, tax expense and (if applicable) the Restructuring Charge for the Adjusted Twelve-Month Period





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         ending on such End Date, over (ii) Capital Expenditures made by
         Esterline and the Subsidiaries during such Adjusted Twelve-Month Period, to (y) Interest Outlay for such Adjusted Twelve-Month Period.

                 "EBIT/I Ratio" shall mean, as of any End Date, the ratio (x) consolidated Net Income of Esterline and the Subsidiaries determined without deducting interest and tax expense for the Adjusted Twelve Month Period ending on such End Date, to (y) Interest Outlay for such Adjusted Twelve Month Period; provided, however, for purposes of calculating the Original Margins under Section 3.2 and the Letter of Credit Fee pursuant to Section 4.4 with respect to any Adjusted Twelve-Month Period that includes Esterline's fourth fiscal quarter of 1993, Consolidated Net Income of Esterline and the Subsidiaries shall be determined without deducting interest and tax expense for the Adjusted Twelve-Month Period ending on the relevant End Date and without deducting the Restructuring Charge.

         Section 3. Reduction of Facility A Commitments. The Banks acknowledge that the Facility A Borrowers have permanently reduced the aggregate amount of the Facility A Commitments to $35,000,000.

         Section 4.  Amendment to Net Worth Covenant.  The first sentence of
Section 10.5(a) of the Original Credit Agreement shall be amended and restated (except with respect to any period ending prior to the date hereof) in its entirety to read as follows:

                 Not permit Adjusted Consolidated Net Worth to be less than the greater of (x) the Net Worth Minimum (as defined in the next sentence), and (y) the sum of $41,300,000 plus 50% of Consolidated Net Income (without reduction for losses) from and including the first day following the October, 1990 End Date to the date of calculation.

The second sentence of Section 10.5(a) of the Original Credit Agreement is amended by deleting the figure "77,000,000" where it appears in clause (v) thereof, and substituting therefor the figure "$49,800,000" and by deleting the figure "$80,000,000" where it appears in clause (vi) thereof, and substituting therefor the figure "$52,800,000".

         SECTION 5.  Senior Note Agreement Amendment.  The Banks waive Section
10.30 of the Original Credit Agreement to the extent necessary to permit the Companies to execute and deliver an amendment to the Senior Note Agreement substantially in the form of Schedule I hereto.

         SECTION 6. Assignments Commitments. The Parties acknowledge that effective immediately prior to the effectiveness





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hereof, (i) National Canada Corporation has assigned all of its rights and obligations under the Original Credit Agreement to Seafirst Bank, and (ii) Pittsburgh National Bank has assigned all of its rights and obligations under the Original Credit Agreement to Continental Bank, N.A. Each such Bank agrees to enter into such assignment documents as the Agent shall direct to cause the Commitments and outstanding Loans held by each Bank to reflect it adjusted Percentages.

         SECTION 7. Conditions Precedent. This Amendment shall be effective from and after the later of (i) December 17, 1993 or (ii) the date upon which all of the conditions precedent specified below have been satisfied (the "Effective Date"); provided, however, the amendments referencing any time period shall only be effective as to such periods commencing on or after the Effective Date. The conditions precedent are:

                 (a) The Remaining Companies shall have paid to the Agent, for the account of each Bank, an amendment fee equal to one quarter of one percent on such Bank's Commitments.

                 (b) The representations and warranties of the companies set forth in Section 8 shall be true and correct, and the Agent shall have received the certificate of an appropriate officer of Esterline to the effect that such representations and warranties are true and correct.

                 (c) All documents executed or submitted pursuant hereto by or on behalf of the companies shall be satisfactory in form and substance to the Agent and each Bank, and the Agent shall have received all other information, documents, and instruments as any Bank shall have reasonably requested.

         SECTION 8. Representations and Warranties. Each of the Companies represents and warrants to the Banks that:

                 (a) The execution and delivery by it of this Amendment, and the performance of its obligations under the Original Credit Agreement as amended by this Amendment (as so amended, the "Amended Agreement"), are within its corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approvals (if any shall be required) and other consents or approvals and do not and will contravene or conflict with, or create a lien under, (i) any provision of law, (ii) its constituent documents, (iii) any court or administrative degree applicable to it, or (iv) any contractual restriction binding upon it or its property.





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                 (b)  This Amendment has been duly executed and delivered by it, and the Amended Agreement is its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                 (c) The warranties of the Companies set forth in the Original Credit Agreement are true and correct as of the date hereof, except to the extent that such warranties specifically relate to an earlier date.

                 (d) After giving effect to this Amendment, no Event of Default or Unmatured Event of Default shall have occurred and be continuing.

         SECTION 9.  Miscellaneous.

                 (a) Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

                 (b) This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois without regard to conflict of law principles.

                 (c) This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same amendment.

                 (d) Any reference to the Original Credit Agreement or the 1989 Credit Agreement contained in any notice, request, certificate or other document executed concurrently with or after the Effective Date shall be deemed to be a reference to the Amended Agreement. Except as expressly modified hereby, the Loan Documents are hereby ratified and confirmed by the Companies. The Amended Agreement and the other Loan Documents remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment as of the day and year first above written.





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                 CONTINENTAL BANK N.A.
                 as Agent and individually

                 By: /s/ Elizabeth M. Nolan
                     -------------------------------
                 Name: Elizabeth M. Nolan
                       -----------------------------
                 Its:  Vice President

                 ESTERLINE TECHNOLOGIES CORPORATION

                 By: /s/ Robert W. Stevenson
                     -------------------------------
                     Robert W. Stevenson
                     Its:  Executive Vice President

                 ARMTEC DEFENSE PRODUCTS CO.

                 By: /s/ Robert W. Stevenson
                     ------------------------------
                     Robert W. Stevenson
                     Its:  Vice President

                 AUXITROL U.S.A., INC.

                 By: /s/ Robert W. Stevenson
                     -------------------------------
                     Robert W. Stevenson
                     Its:  Vice President

                 AUXITROL CO.

                 By: /s/ Robert W. Stevenson
                     -------------------------------
                     Robert W. Stevenson
                     Its:  Vice President

                 EQUIPMENT SALES CO.

                 By: /s/ Robert W. Stevenson
                     -------------------------------
                     Robert W. Stevenson
                     Its:  Vice President

                 ANGUS ELECTRONICS CO.

                 By: /s/ Robert W. Stevenson
                     -------------------------------
                     Robert W. Stevenson
                     Its:  Vice President

                 EXCELLON AUTOMATION CO.

                 By: /s/ Robert W. Stevenson
                     -------------------------------
                     Robert W. Stevenson
                     Its:  Vice President

                 EXCELLON U.K.

                 By: /s/ Robert W. Stevenson
                     -------------------------------
                     Robert W. Stevenson
                     Its:  Vice President

                 FEDERAL PRODUCTS CO.

                 By: /s/ Robert W. Stevenson
                     -------------------------------
                     Robert W. Stevenson
                     Its:  Vice President

                 FEDERAL PRODUCTS U.K. LTD.

                 By: /s/ Robert W. Stevenson
                     -----------------------------
                     Robert W. Stevenson
                     Its:  Vice President

                 H.A. SALES CO., formerly known as
                 HOLLIS AUTOMATION CO.

                 By: /s/ Robert W. Stevenson
                     -----------------------------
                     Robert W. Stevenson
                     Its:  President

                 HYTEK FINISHES CO.

                 By: /s/ Robert W. Stevenson
                     -----------------------------
                     Robert W. Stevenson
                     Its:  Vice President

                 KORRY ELECTRONICS CO.

                 By: /s/ Robert W. Stevenson
                     -----------------------------
                     Robert W. Stevenson
                     Its:  Vice President

                 MIDCON CABLES CO.

                 By: /s/ Robert W. Stevenson
                     -----------------------------
                     Robert W. Stevenson
                     Its:  Vice President

                 REPUBLIC ELECTRONICS CO.

                 By: /s/ Robert W. Stevenson
                     -----------------------------
                     Robert W. Stevenson
                     Its:  Vice President

                 TA MFG. CO.

                 By: /s/ Robert W. Stevenson
                     -----------------------------
                     Robert W. Stevenson
                     Its:  Vice President

                 TULON CO.

                 By: /s/ Robert W. Stevenson
                     -----------------------------
                     Robert W. Stevenson
                     Its:  Vice President

                 W.A. WHITNEY CO

                 By: /s/ Robert W. Stevenson
                     -----------------------------
                     Robert W. Stevenson
                     Its:  Vice President

                 SCIENTIFIC COLUMBUS CO., formerly
                 known as JEMTEC ELECTCRONICS CO.

                 By: /s/ Robert W. Stevenson
                     -----------------------------
                     Robert W. Stevenson
                     Its:  Vice President

                 NATIONAL CANADA CORPORATION

                 By:
                     ----------------------------
                     Its:
                     ...---------------------------

                 U.S. BANK OF WASHINGTON, NATIONAL
                 ASSOCIATION

                 By: /s/ Mathew S. Thoreson
                     -----------------------------
                     Its: Vice President
                     -----------------------------

                 THE BANK OF TOKYO, LTD.

                 By: /s/ M. Tomi
                     -----------------------------
                     Its: General Manager
                     -----------------------------

                 FIRST INTERSTATE BANK OF
                 WASHINGTON, N.A.

                 By: /s/ Louise A. Kapustka
                     -----------------------------
                     Its: Vice President
                     -----------------------------

                 PNC BANK, NATIONAL ASSOCIATION formerly
                 PITTSBURGH NATIONAL BANK

                 By: /s/ J. Gregory Seibly
                     -----------------------------
                     Its: Vice President
                     -----------------------------

                 SEAFIRST BANK

                 By: /s/ Kevin S. Berry
                     -----------------------------
                     Its: Vice President
                     -----------------------------